Exhibit 10.22(b)

AMENDMENT NO. 1 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 1 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of March 1, 2015 (“Amendment Effective Date”) is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”) and Frontier Airlines, Inc., a Colorado corporation, (“Customer”). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.	NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of June 20, 2014 (the “Agreement”) pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 17.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	NAVITAIRE and Customer desire to amend the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendment to Section 17.8 Exhibits, Exhibit M: Hosting Services for Custom Solutions, attached hereto as Attachment 1, is hereby added to the Agreement.

2.	Amendment to Exhibit A, Section 5, the Base Functionality section entitled dotREZ – Internet Reservation Framework is hereby modified to add the following bullet point under Limitations and Exclusions:

dotREZ – Internet Reservation Framework

Limitations and Exclusions

•       Customer has created a custom solution to interface with Customer’s third-party credit card partner using dotREZ In order to send certain Customer Personal Data to such partner. Customer is responsible for: i) the technical connection to the third party used to send such data; and ii) any changes or ongoing maintenance of Customer’s custom solution. Responsibility for the use and treatment of Customer Personal Data sent via this custom solution and technical connection is solely between Customer and Customer’s third party credit card partner.

3.	Amendment to Exhibit A, Section 5, Hosted Reservation Services – New Skies Add-On Functionality, the following is hereby added to the table.

Type B/Teletype Connectivity for AVS Messages

General Features – Type B/Teletype Connectivity for AVS Messages

•       Deliver Type B/Teletype Availability Status (AVS) Messages to the router of Customer’s selected partner, where such router is located in the NAVITAIRE data center.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements for message delivery and use of the data with Customer’s selected partner and for any message delivery and costs associated with other host provider(s) for this connectivity.

MQSeries Connectivity for Movement (MVT) Messages

General Features – MQSeries Connectivity for Movement (MVT) Messages

•       NAVITAIRE will host in the primary data center an ***** MQ server for a Customer-specific connection to receive inbound MVT messages with a Type B/Teletype header from and deliver outbound MVT messages to Customer via the MQ link.

•       Outbound messages utilize the same formats and data structures as outlined in the New Skies Type B/Teletype Messaging Reference Guide.

Limitations and Restrictions

•       Available only for hosted Customers that have their own ***** MQ Server to send and receive messages, with connectivity via Customer’s dedicated line to the primary data center.

•       Standard Schedule Messages (SSM) and/or Ad-hoc Schedule Messages (ASM) are not supported.

•       In the event that the MQSeries Connectivity causes severe performance issues or downtime to the Hosted Reservation Services System, NAVITAIRE reserves the right to temporarily disable the offending connection. Customer will be notified if such actions become necessary. NAVITAIRE will reestablish the connection once Customer has resolved the issue.

•       Agreement on the processing, connectivity, and any licensing related to the MQ Series connectivity for the MQ server hosted by Customer are the responsibility of Customer.

4.	Amendment to Exhibit G, Section 5, Hosted Revenue Accounting Services Functionality, the following is hereby added.

Hosted Revenue Accounting Services – ***** Add-on Functionality

Credit Card Settlement Data

General Features – Credit Card Settlement Data

• Accepts credit card settlement data at the PNR level provided by Customer’s Payment Service Provider (PSP).

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

•	Generates accounting transactions for settled and chargeback amounts.

•	Stores ***** of historical settlement data.

•	Must be enabled for each credit card payment service provider or bank.

Note: Test data must be provided to NAVITAIRE from the payment service provider or bank, for an integration test of the data prior to use in production.

5.	Amendment to Exhibit K (Price and Payment), Section 1.1.2 Monthly Recurring Service Fees – Hosted Reservation Services – New Skies Add-On Products/Services, the following is hereby added to the table.

	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner/ connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****

6.	Amendment to Exhibit K, Section 1, the following is hereby added as Section 1.1.4

1.1.4 Monthly	Recurring Service Fees – Hosted Revenue Accounting Services SkyLedger Add-On Products/Services:

	Products and/or Services	Description	Monthly Minimum Recurring Service Fee (per partner/ connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
*****
*****	*****	*****	*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7.	Amendment to Exhibit K, Section 1, the following is hereby added as Section 1.1.5

1.1.5 Monthly	Recurring Service Fees – Hosting Services for NPS Custom Solutions Add-On Products/Services:

	Products and/or Services	Description	Monthly Minimum Recurring Service Fee (per partner/ connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
*****
*****	*****	*****	*****	*****	*****

8.	Amendment to Exhibit K (Price and Payment), Section 1.2 Implementation Fees – Hosted Reservation Services – New Skies Add-On Products/Services, the following is hereby added to the table.

	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner/ connection)	Maximum Number of Hours Included in Minimum Implementation Fee (additional hours provided on a time and materials basis per Section 1.3)
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9.	No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

11.	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon Supplier and Jetstar and their respective successors, heirs and assigns.

12.	Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth below:

FRONTIER AIRLINES, INC.		NAVITAIRE LLC

Signature:	/s/ Holly L. Nelson	Signature:	/s/ Gordon Evans

Printed Name:	Holly L. Nelson	Printed Name:	Gordon Evans

Title:	Chief Accounting Officer	Title:	V.P.

Date:	March 27, 2015	Date:	March 31, 2015

ATTACHMENT 1

EXHIBIT M

HOSTING SERVICES FOR NPS CUSTOM SOLUTIONS

Conflict and Exhaustion of Provisions

In the event that there exists any conflict between any term, condition or provision contained within this Exhibit and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Exhibit shall control. Further, the rights, obligations, and privileges of the parties shall be determined first by reference to this Exhibit, as opposed to the Agreement. For purposes of clarification, the rights, obligations, and privileges contained within this Exhibit shall control and govern any dispute between the parties until all such rights, obligations, and privileges have been exhausted in their entirety; and only after such time shall the rights, obligations, and privileges of the parties be determined by reference to the Agreement.

1.	Definitions

As used in and for purposes of this Exhibit, the following terms shall be defined as set forth in this Exhibit. In the event that there exists any conflict between a definition set forth in this Exhibit and in any definition contained within Section 1 of the Hosted Services Agreement (the “Agreement”), the definition set forth in this Exhibit shall control.

1.1	NPS Custom Solutions means software developed for Customer by NAVITAIRE Professional Services (NPS) pursuant to a separate mutually agreed and executed Work Order, which is subject to the terms and conditions of Exhibit L, Work Order Terms and Form.

1.2	NPS Stack means the physical servers and associated hardware and software components used by NAVITAIRE to host NPS Custom Solutions.

2.	Scope of Services

NAVITAIRE will provide certain services and support functions during the term of the Agreement to support the Hosting Services for NPS Custom Solutions, leveraging the NPS Stack.

‘X’ or ‘N/A’	Hosting Services for NPS Custom Solutions
*****	*****
• *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.	Included Features

The table below outlines the features included in NAVITAIRE’s Hosting Services for NPS Custom Solutions for the NPS Custom Solutions created at the request of Customer and hosted by NAVITAIRE on the NPS Stack.

Hosting Services for NPS Custom Solutions
(NPS Stack)
*****
*****
*****
*****

Customer is responsible for ensuring that NPS Custom Solutions are compatible with future versions of the Hosted Services System. NPS can be engaged for additional services related to NPS Custom Solutions and to assist Customer with any compatibility issues.

4.	Operations Environment Services

4.1	Primary and Backup Data Circuits. Customer shall be responsible for all telecommunication used by Customer in connection with the transmission of data between the Hosted Services System and Customer’s site(s), as stated in Section 4.10 of this Agreement. It is anticipated that Customer will use the same primary and back-up data circuits to transmit data for the Hosted Services for NPS Custom Solutions as those used to support the delivery of the Hosted Reservation Services. Customer shall be responsible to ensure that the data circuits are capable of handling the additional data volume required for the Hosting Services for NPS Custom Solutions. If Customer wishes to use any alternative arrangement to the Hosted Reservation Services data circuits, Customer must submit this request to NAVITAIRE for approval.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4.2	Facility Locations. The facility locations provided for in this Agreement are as follows;

•	NAVITAIRE’s Hosting Services for NPS Custom Solutions data center will be located in Minneapolis (USA).

•	Customer’s primary facility will be located in Denver (USA).

5.	Support Services

There is no allotment of hours for included support for Hosting Services for NPS Custom Solutions.

Customer may request changes to the NPS Custom Solutions through the Work Order process. If accepted by NAVITAIRE via a mutually agreed and executed Work Order, changes will include NPS development fees, Implementation Fees for installation of the solutions on the NPS Stack, and monthly recurring service fees for hosting the solutions on the NPS Stack.

Additional support services are subject to the Support and Professional Services Fees and/or Other Fees as described in Exhibit K. Section 1.3 and/or 1.4, and are accepted at the sole discretion of NAVITAIRE. If the request is accepted by NAVITAIRE, a price quote and time schedule will be generated. Customer will then decide whether to authorize the work to be performed by NAVITAIRE.

6.	Scheduled Maintenance

The Hosting Services for NPS Custom Solutions will be unavailable for normal application operations during limited scheduled downtime periods as mutually agreed by NAVITAIRE and Customer. Scheduled downtime will be used for software installation, database backup, database maintenance, operating system patches, third party software upgrades, hardware maintenance, and hardware upgrades. NAVITAIRE will make a concerted effort to minimize impacts of scheduled downtime during Customer’s peak business hours.